Note Receivable (OWP Ventures, Inc.)	9 Months Ended
Dec. 31, 2018
OWP Ventures, Inc. [Member]
Note Receivable

Note 7 – Note Receivable

A note receivable of $50,000 owed by KRG Logistics, Inc. (“KRG”) was impaired and recognized as bad debts expense as of December 31, 2018.

On July 2, 2018, the Company loaned $50,000 to KRG in exchange for a 90-day, unsecured promissory note, requiring the repayment of $60,000, consisting of $50,000 of principal and $10,000 of interest on October 2, 2018. The promissory note provides the Company with a right of first refusal to purchase KRG at terms to be determined, or the right to apply the total amount due from KRG against amounts that may be owed by the Company to KRG for services provided to the Company, which could include sublease rent, logistics operations, import and export services and any other services provided KRG at the lowest current rates charged to any other customer(s). The note has been extended until June 30, 2019.